Supplement, dated May 20, 2002, to the
                       Prospectus, dated February 1, 2002,
             of Seligman Municipal Fund Series, Inc. (the "Series")
                                on behalf of its:
                       Seligman National Municipal Series
                       Seligman Colorado Municipal Series
                        Seligman Georgia Municipal Series
                       Seligman Louisiana Municipal Series
                       Seligman Maryland Municipal Series
                     Seligman Massachusetts Municipal Series
                       Seligman Michigan Municipal Series
                       Seligman Minnesota Municipal Series
                       Seligman Missouri Municipal Series
                       Seligman New York Municipal Series
                         Seligman Ohio Municipal Series
                        Seligman Oregon Municipal Series
                    Seligman South Carolina Municipal Series


The following sentence is inserted immediately after the first sentence in the second paragraph under "Principal Investment Strategies" on page 1 of the Series' Prospectus:

      "This principal investment strategy is fundamental and may be changed only with shareholder approval."

The second sentence of the last paragraph under "Principal Investment Strategies" on page 2 of the Series' Prospectus has been revised as follows:

      "Except as otherwise noted, the principal investment strategies may be changed without shareholder approval."



MUNI-1S1-5/2002